FORT PITT CAPITAL TOTAL RETURN FUND

Supplement to Prospectus
Dated February 28, 2007

Effective May 1, 2007, Fort Pitt Capital Funds (the “Trust”), on behalf of the Fort Pitt Capital Total Return Fund, a series of the Trust (the “Fund”) has amended its Expense Waiver and Assumption Agreement with Fort Pitt Capital Group, Inc., the Fund’s Advisor (the “Advisor”). Under the amendment (the “Amendment”), the Advisor has agreed to waive or reduce all or a portion of its advisory fee to the extent necessary to limit annualized expenses of the Fund (exclusive of applicable 12b-1 and shareholder servicing fees) to 1.24%. Before the Amendment, the limit was 1.50%.

Given the Amendment, the following changes are made to the Prospectus:

On pages 4 and 5, the Fees and Expenses table is replaced by the following:

The following tables describe the fees and expenses that you may pay if you buy and hold or sell shares of the Fund.

Shareholder Transaction Fees (Fees paid directly from your investment)
Maximum Sales Charge (load) on Purchases	None
Sales Charge (load) on Reinvested Dividends	None
Redemption Fees(1)	2.00%
Exchange Fees	None

Annual Fund Operating Expenses (Expenses deducted from Fund assets)
Advisory Fees(2)	1.00%
Distribution and Service (12b-1) Fees(3)	None
Other Expenses(4)	0. 80%
Acquired Fund Fees and Expenses(5)	0.01%
Total Annual Fund Operating Expenses	1.81%
Less Expense Waiver/Reimbursement	-0.56%
Net Annual Fund Operating Expenses(6)	1.25%
_________________________
(1)
Shares of the Fund sold after being held for less than six (6) months are subject to a redemption fee of 2.00% of the sale proceeds. The redemption fees are paid directly to the Fund and are intended to benefit remaining shareholders by reducing the costs of short-term trading.

(2)
The Adviser’s fee schedule for the Fund provides that the Fund will pay the Advisor 1.00% on assets of up to $100 million, 0.90% on assets between $100 million and $1 billion, and .80% on assets over $1 billion.

(3)
The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940 that contemplates a fee charged to the Fund in the amount of 0.25% per year of the Fund’s average daily net assets. However, the Board of Trustees has decided not to implement the Distribution Plan at this time. The Board of Trustees may authorize Fort Pitt Capital Funds to begin charging the Fund 0.25% per year under the Plan but would provide shareholders with sixty (60) days notice before such implementation.

(4)	Other expenses include custodian, transfer agency and other customary Fund expenses incurred by the Fund during its prior fiscal year.
(5)
The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table. Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus. Without Acquired Fund Fees and Expenses, the Fund’s Total Annual Fund Operating Expenses would have been 1.80%, and Net Annual Operating Expenses would have been: (a) 1.50% through April 30, 2007; and (b) 1.24% on and after May 1, 2007, given an amendment to the Fund’s Expense Waiver and Assumption Agreement (“Amendment”) with Fort Pitt Capital Funds, on behalf of the Fund. Under the Amendment, the Advisor has agreed to waive or reduce all or a portion of its advisory fee to the extent necessary to limit annualized expenses of the Fund (exclusive of applicable 12b-1 and shareholder servicing fees) to 1.24%.

(6)
Under the Amendment, the Advisor has contractually agreed to waive its advisory fees and assume as its own expense certain expenses otherwise payable by the Fund to ensure that Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed: (a) 1.50% through April 30, 2007; and (b) 1.24% on and after May 1, 2007. After February 28, 2008, the Advisor may end this arrangement upon notice to the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture any fees or expenses it has waived or reimbursed within a three-year period starting from the inception of the fund and rolling forward on a monthly basis.

On page 5, the Expense Example is replaced with the following:

Expense Example
The following Expense Example shows the expenses that you could pay over time and will help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that you earn a 5% annual return, with no change in the Fund’s operating expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year*	Three Years	Five Years	Ten Years
$126	$512	$923	$2,070

* Please note that the One Year example and only the first year in the Three Years, Five Years and Ten Years examples reflect the effect of the investment advisor’s expense waiver and assumption agreement. The amounts for the second through tenth years assume that the expense waiver was not continued beyond the first year. If the expense waiver and assumption agreement was continued, the Three Years, Five Years and Ten Years expense example amounts would be $393, $681 and $1,500, respectively.

On page 6, the first full paragraph is replaced with the following:

The Advisor is entitled to receive a monthly investment advisory fee from the Fund at the annual rate of 1.00% of the Fund’s average daily net assets. However, the Advisor has contractually agreed through February 28, 2008 to waive all or a portion of the advisory fee, and to assume as its own expense certain expenses otherwise payable by the Fund in order to limit the Fund’s total annual operating expenses to: (a) 1.50% through April 30, 2007; and (b) 1.24% on and after May 1, 2007. After February 28, 2008, the Advisor may determine to continue to limit Fund operating expenses under either a contractual or a voluntary fee waiver arrangement, or it may end the fee waiver arrangement. Under certain conditions, the Advisor shall be entitled to recoup fees waived for a period of three years from the date such fees were waived. During the fiscal year ended October 31, 2006, for its services the Advisor received $260,870 from the Fund, or 0.70% of average daily net assets, net of waiver.

On page 17, footnote 5 to the Financial Highlights table is replaced with the following:

(5)	Annualized; percentage will decrease from 1.50% to 1.24% on and after May 1, 2007.

Please retain this Supplement with your Prospectus
The date of this Supplement is May 1, 2007